CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended		67 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012
COSTS AND EXPENSES:
Research and development	$ 2,583,308	$ 1,158,167	$ 4,535,262
General and administrative	4,078,102	2,220,361	8,333,349
Total operating expenses	6,661,410	3,378,528	12,868,611
Operating Loss	(6,661,410)	(3,378,528)	(12,868,611)
Gain on extinguishment of debt	0	0	7,908
Other income	1,875	0	1,875
Change in fair value of warrants liability	(1,177,026)	0	(1,177,026)
Interest and other financing costs, net	(1,613,039)	(91,585)	(1,808,426)
NET LOSS	$ (9,449,600)	$ (3,470,113)	$ (15,844,280)
Net loss per common share, basic and diluted (in dollars per share)	$ (0.28)	$ (0.16)
Weighted average common shares outstanding, basic and diluted (in shares)	33,868,320	21,425,632